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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000

                                  DELIA*S CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   DELAWARE                          0-25347                      13-3963754
(STATE OR OTHER               (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
 INCORPORATION)                                                     NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                   10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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STATEMENTS CONTAINED IN THIS DOCUMENT MAY BE FORWARD-LOOKING STATEMENTS (WITHIN
THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934). WHEN USED IN THIS DOCUMENT, THE WORDS "BELIEVE," "PLAN," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH APPLY ONLY AS OF THE DATE OF THIS REPORT. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN THE FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: FLUCTUATIONS IN CONSUMER PURCHASING PATTERNS AND ADVERTISING SPENDING; TIMING OF, RESPONSE TO AND QUANTITY OF OUR CATALOG MAILINGS; CHANGES IN THE GROWTH RATE OF INTERNET USAGE AND ONLINE USER TRAFFIC LEVELS; ACTIONS OF OUR COMPETITORS; THE TIMING AND AMOUNT OF COSTS RELATING TO THE EXPANSION OF OUR OPERATIONS AND ACQUISITIONS OF TECHNOLOGY OR BUSINESSES AND THEIR INTEGRATION; GENERAL ECONOMIC AND MARKET CONDITIONS; AND OTHER FACTORS OUTSIDE OUR CONTROL. THESE FACTORS, AND OTHER FACTORS THAT APPEAR IN THIS REPORT OR IN OUR OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING OUR MOST RECENT REGISTRATION STATEMENT (NO. 333-44916) ON FORM S-4, COULD AFFECT OUR ACTUAL RESULTS AND COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY US OR ON OUR BEHALF.

Item 2. Acquisition or Disposition of Assets.

         On November 20, 2000, iTurf Inc. ("iTurf") acquired dELiA*s Inc., a Delaware corporation ("Old dELiA*s"). Old dELiA*s was acquired pursuant to an Agreement and Plan of Merger, dated as of August 16, 2000 and amended on October 12, 2000, by and among iTurf, iTurf Breakfast Corporation, a Delaware corporation and wholly-owned subsidiary of iTurf ("Merger Sub"), and Old dELiA*s. Pursuant to the Merger Agreement, Merger Sub was merged with and into Old dELiA*s (the "Merger"), with Old dELiA*s as the surviving corporation, under the new name dELiA*s Group Inc., becoming a wholly-owned subsidiary of iTurf.

         Concurrently with the consummation of the Merger, iTurf changed its name to dELiA*s Corp.

         The merger consideration consisted of 27,844,294 newly-issued shares of iTurf Class A common stock. In the Merger, each holder of dELiA*s Inc. common stock received 1.715 shares of Class A common stock of dELiA*s Corp. The Merger will be accounted for as a "purchase" for accounting and financial reporting purposes. The merger will be treated as a reverse acquisition by Old dELiA*s of the 46% minority interest of iTurf, that is, the shares of iTurf's common stock that Old dELiA*s does not already own, because Old dELiA*s stockholders will own more than 50% of the combined company.

         Prior to the consummation of the Merger, Old dELiA*s owned all of iTurf's outstanding Class B common stock, representing approximately 54% of the total outstanding common stock of iTurf and approximately 88% of the voting power. Stephen I. Kahn and Christopher C. Edgar served on the board of directors and were officers of both companies, Evan Guillemin served on the board of directors of iTurf and was an officer of both companies, and Alex S. Navarro was an officer of both companies. Each of these individuals also owned stock in both companies. In addition, Dennis Goldstein was an officer of iTurf and his wife was an employee of Old dELiA*s; together they owned stock in both companies.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 In accordance with Instruction 4 of this Item 7, we will file financial statements required by this item on a report on Form 8-K/A as soon as practicable, but in no event later than 60 days after the date we are required to file this report on Form 8-K.

          (b)    PRO FORMA FINANCIAL INFORMATION

                 In accordance with Instruction 4 of this Item 7, we will file pro forma financial information required by this item on a report on Form 8-K/A as soon as practicable, but in no event later than 60 days after the date we are required to file this report on Form 8-K.
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          (c)    EXHIBITS

                 Exhibit 2.1 Agreement and Plan of Merger dated August 16, 2000, by and among iTurf, Merger Sub and dELiA*s (incorporated by reference to Amendment No. 1 to our Registration Statement on Form S-4 (Registration No. 333-33916))

                 Exhibit 2.2 Amendment dated October 12, 2000 to Agreement and Plan of Merger dated August 16, 2000, by and among iTurf, Merger Sub and dELiA*s (incorporated by reference to Amendment No. 1 to our Registration Statement on Form S-4 (Registration No. 333-33916))


* The Merger Agreement describes certain schedules to the Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 4, 2000                dELiA*s Corp.


                                       By: /s/ STEPHEN I. KAHN
                                           ------------------------------------
                                           Stephen I. Kahn
                                           Chairman of the Board, President and
                                           Chief Executive Officer